Filed by Baron ETF Trust

pursuant to Rule 425 under the Securities Act of 1933

Subject Company: Baron Select Funds

SEC File No. 811-06312 and 333-103025

Baron Select Funds®

Baron FinTech Fund®

Baron Technology Fund®

Supplement to Current Summary Prospectuses and Prospectus

For all existing and prospective shareholders of Baron FinTech Fund and Baron Technology Fund:

•

Baron FinTech Fund and Baron Technology Fund (each, an “Acquired Fund”) will each be converted from a mutual fund into an exchange-traded fund (“ETF”), which is expected to occur on or about December 12, 2025.

•	If you are an existing shareholder of an Acquired Fund, and your account can hold an ETF, your shares will be converted, and no action is needed by you.

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If you hold shares of an Acquired Fund in an account that cannot hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the “Questions and Answers” section below for further information.

At a meeting held on August 5, 2025 (the “Meeting”), the Board of Trustees of Baron Select Funds (the “Acquired Fund Trust”) approved on behalf of the Acquired Funds and the Board of Trustees of Baron ETF Trust (the “Acquiring Fund Trust”) approved on behalf of Baron Financials ETF and Baron Technology ETF (each, an “Acquiring Fund” and together with the Acquired Funds, the “Funds”) (the Board of Trustees of Acquired Fund Trust and the Board of Trustees of Acquiring Fund Trust are referred to herein collectively as the “Board”) an Agreement and Plan of Reorganization pursuant to which an Acquired Fund, a series of the Acquired Fund Trust, will transfer its assets and liabilities to its corresponding Acquiring Fund, each a series of Acquiring Fund Trust, in exchange for shares of its corresponding Acquiring Fund in a tax-free reorganization (each, a “Reorganization”). Each Acquiring Fund is, and will be immediately prior to the date of the closing, a shell series, without assets or liabilities. The Board, including all of the

Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Acquired Fund and Reorganization, participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. Each Reorganization is expected to become effective on or about December 12, 2025 (the “Closing Date”).

Each Acquiring Fund will have an identical investment objective and identical fundamental investment policies as its corresponding Acquired Fund, as well as substantially similar investment strategies. Baron FinTech Fund and Baron Financials ETF are diversified, while Baron Technology Fund and Baron Technology ETF are non-diversified. BAMCO, Inc. (“BAMCO” or the “Adviser”), the Acquired Funds’ current investment adviser, will serve as the investment adviser of the Acquiring Funds. The portfolio management team of each Acquiring Fund is the same as that of its corresponding Acquired Fund.

The Board believes each Reorganization will permit shareholders of the Acquired Portfolio to pursue the same investment objective in an ETF structure, which provides multiple benefits for shareholders, including lower costs, the potential for increased tax efficiency, intraday trading and full daily holdings transparency.

Each Reorganization is structured to be a tax-free reorganization under the United States Internal Revenue Code of 1986, as amended. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganizations (although cash received as part of a Reorganization may be taxable, as noted below).

In connection with the Reorganizations, shareholders of the Acquired Funds will generally receive ETF shares of the Acquiring Funds equal in aggregate net asset value to the number of shares of the Acquired Funds they own. For the avoidance of doubt, the Acquiring Funds shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with the Reorganizations in lieu of fractional Acquiring Fund shares.

Shareholders who do not want or cannot hold Acquiring Fund shares may redeem out of the Acquired Funds or exchange their Acquired Fund shares for shares of another fund. A redemption or exchange of shares would generally be a taxable event for shareholders holding shares in taxable accounts.

If you hold your Acquired Fund shares in an account with a financial intermediary that is not able to hold shares of an ETF such as the Acquiring Funds, like many individual retirement accounts or group retirement plans, as of the Closing date, you will not receive Acquiring Fund shares as part of the conversion. Instead, your Acquired Fund shares will be liquidated, and you may receive cash equal in value to the net asset value of your Acquired Fund shares.

Completion of the Reorganizations is subject to making various filings with the U.S. Securities and Exchange Commissions (the “SEC”) and a number of conditions under the Plans. The Reorganizations do not require shareholder approval. Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Reorganizations and the Acquiring Funds, and a summary of the Board’s considerations in approving the Reorganizations.

In anticipation of the Reorganizations:

•	on or about October 31, 2025, all Rule 12b-1 fees on Retail Shares of the Acquired Funds will be waived;

•	on or about October 31, 2025, all issued and outstanding shares of the Acquired Funds will be closed to new shareholders and subsequent purchases through the time of the Reorganizations.

These dates may be subject to change.

An Information Statement/Prospectus with respect to the Reorganizations is expected to be mailed to Acquired Fund shareholders in October 2025. The Information Statement/Prospectus will describe the Acquiring Funds and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Funds once the registration statement of the Acquiring Funds becomes effective or by calling (800) 823-6300.

Please retain this supplement for future reference.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine whether you need to take action with respect to your shareholder account before the Reorganizations in order to receive shares of the Acquiring Funds.

Q. Why is each Acquired Fund being converted into an ETF?

A. BAMCO and the Board believe that each Reorganization will provide multiple benefits for shareholders of the Acquired Funds, including lower costs, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q. How will the Acquiring Funds be managed after the Reorganizations?

A. Each Acquiring Fund will have an identical investment objective, identical fundamental investment policies and substantially similar investment strategies as its corresponding Acquired Fund. The portfolio management team of each Acquiring Fund is the same as that of its corresponding Acquired Fund.

Q. What types of shareholder accounts can receive shares of the Acquiring Funds as part of the Reorganizations?

A. If you hold your Acquired Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, you are eligible to receive shares of the Acquiring Funds in the Reorganizations (except for cash distribution in lieu of fractional Acquiring Fund shares). No further action is needed by you.

Q. What types of shareholder accounts cannot receive shares of the Acquiring Funds as part of the Reorganizations?

A. If you hold your Acquired Fund shares in an account with a broker or financial intermediary that only allows you to hold shares of mutual funds in the account, like many individual retirement accounts or group retirement plans, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares prior to the Reorganizations.

If you do nothing, you will NOT receive shares of the Acquiring Funds, and your position will instead be liquidated at the time of the Reorganizations and you will receive a cash distribution equal to the net asset value of your Acquired Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that will accept ETF shares. Alternatively, your broker or financial intermediary may transfer your investment in the Acquired Funds to a different investment option prior to or at the time of the Reorganizations.

If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

Q. How do I transfer my Acquired Fund shares to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Acquired Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.

Q. What if I do not want to own shares of the Acquiring Funds?

A. If you do not want to receive shares of the Acquiring Funds in connection with the Reorganizations, you can exchange your Acquired Fund shares for shares of another Baron mutual fund that is not participating in the

Reorganizations or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Acquired Fund shares may be a taxable event if you hold your shares in a taxable account. The last date for redemptions of is December 11, 2025.

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In connection with the Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the SEC. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available for free on the SEC’s web site at www.sec.gov. These materials also will be available at and a paper copy can be obtained at no charge by calling (800) 823-6300.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Dated: August 18, 2025	STICKER-STATPROSELECT 8/18/2025